UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

LEXMARK INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Lexmark International, Inc. (the “Company”) pursuant to the Agreement and Plan of Merger, dated as of April 19, 2016, by and among Ninestar Holdings Company Limited, Ninestar Group Company Limited, Ninestar Lexmark Company Limited, the Company and Apex Technology Co., Ltd.:

(i)	Letter to Employees from Lexmark Chairman and CEO Paul Rooke

(ii)	FAQ for Merger Agreement Announcement for Employees

(iii)	Presentation, Lexmark Going Private: An Exciting Transaction for Lexmark and Our Stakeholders

(iv)	Transaction FAQs for Investors

FINAL LXK Project Legendary Employee Letter

Email to employees worldwide

Send April 19 after release crosses wire; post to Innovate

Subject: Lexmark to be acquired by Apex Technology and PAG Asia Capital

From: Paul Rooke, Chairman and CEO

A few minutes ago, we announced that Lexmark has entered into a definitive agreement with a consortium of investors under which the company will be acquired for $40.50 per share in an all-cash transaction with an enterprise value of approximately $3.6 billion, net of cash.

In October we announced that our Board of Directors would undertake a review of strategic alternatives to maximize value for our shareholders, and today’s announcement is the culmination of that process. This is an exciting step forward for Lexmark and all of our stakeholders, and will enable us to continue to focus on our strategic initiatives while strengthening access to significant market opportunities in Asia.

With the Consortium, Lexmark will be able to reach the next level of growth and innovation faster than we could achieve on our own. With the Consortium’s resources, we will be able to continue to invest in and grow the business to more fully penetrate the Asia Pacific market for hardware, software and services.

The Consortium is led by Apex Technology and PAG Asia Capital. Legend Capital is also a member of the Consortium.

Apex Technology, part of the Seine Technology Group in China, is the largest global aftermarket printer consumables company. Seine is the controlling shareholder of Apex Technology and Pantum International, China’s first printer and printing solutions provider.

PAG Asia Capital is the private equity buyout arm of PAG, one of Asia’s largest private equity firms, with US$15 billion in capital under management across private equity, real estate and absolute return strategies. Legend Capital, founded in 2001, is a firm dedicated to early-stage venture capital and expansion-stage growth capital investment. Legend Capital is the venture capital arm of Legend Holdings, which founded Lenovo and is still a significant investor.

Combined, these companies bring a deep knowledge of our industry and our business, strong commercial and strategic relationships and significant financial resources, and I believe the Consortium will be an excellent partner for Lexmark moving forward.

For the most part, our operations will not be impacted by this announcement. When the transaction closes, Lexmark will continue to operate as a separate and independent U.S.-headquartered business and will cooperate with Apex/Seine, which will provide additional flexibility and resources. Lexmark will continue to be headquartered in Lexington, Kentucky, and I expect to continue leading Lexmark as CEO after the transaction closes. We expect that our ISS and ES business divisions, as well as our corporate, regional and country operations, will continue unaffected and benefit strategically and financially from the transaction.

Since Lexmark is a publicly held company, the acquisition is contingent on our shareholders’ approval, applicable foreign and domestic regulatory clearances and other customary closing conditions. Our Board of Directors has already given its unanimous approval to this transaction.

We expect this acquisition to close in the second half of 2016. Until then, we will continue to operate as a separate, independent company.

Above all, I want to emphasize that it remains business as usual at Lexmark. You should continue to stay focused on your day-to-day responsibilities and serving our customers.

Going forward, we are committed to keeping you informed. I am sure many of you have questions regarding today’s announcement. For more information, please view the news release and frequently asked questions. Additionally, I will be hosting worldwide employee meetings tomorrow at 9 a.m. and 2 p.m. EDT, during which I hope to address many of your immediate questions as best I can.

Finally, it is important that our company speaks with one voice on this matter. As always, please refrain from making any comment to outside parties about this process and continue to forward any calls you may receive from the media to Jerry Grasso at 859-232-3546 or Lisa Doctrow at 859-232-1028, and from investors or other outside parties to John Morgan at 859-232-5568.

I thank you all for your continued commitment and dedication to Lexmark.

Sincerely,

Paul

Additional Information and Where to Find It

In connection with the proposed transaction, Lexmark will file with the Securities and Exchange Commission (the SEC) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, LEXMARK’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Lexmark files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.lexmark.com. In addition, the proxy statement and other documents filed by Lexmark with the SEC (when available) may be obtained from Lexmark free of charge by directing a request to Lexington International, Inc., Investor Relations Department, One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky 40550, (859) 232-5568.

Participants in the Solicitation

Lexmark and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lexmark shareholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Lexmark’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and its definitive proxy statement for the 2016 annual meeting of shareholders. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.lexmark.com.

Safe Harbor

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Lexmark may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of Lexmark’s shareholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from Lexmark’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of Lexmark to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent Lexmark’s views as of the date on which such statements were made. Lexmark anticipates that subsequent events and developments may cause its views to change. However, although Lexmark may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lexmark’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of Lexmark are described in the risk factors included in Lexmark’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which risk factors are incorporated herein by reference.

FAQs for Lexmark Merger Agreement Announcement

1.	Who is the buyer?

•	The buyer is a consortium led by Apex Technology Co. and private equity firm PAG Asia Capital with private equity firm Legend Capital participating as well.

•	Apex Technology Co., Ltd. designs, manufactures, and markets inkjet and laser cartridge components for remanufacturers and distributors and is the largest manufacturer and solution provider for the global aftermarket imaging supplies channel. The company was founded in 2004 and is headquartered in Zhuhai, Guangdong, China. Zhuhai Seine Technology Co., Ltd., (Seine), is the largest shareholder of Apex holding approximately 70 percent of the voting shares of Apex. Apex shareholders also control Pantum International, China’s first printer and printing solutions provider.

•	PAG Asia Capital is the private equity buyout arm of PAG, one of Asia’s largest private equity firms with funds under management exceeding US$15 billion across private equity, real estate and absolute return strategies.

•	Legend Capital is the venture capital arm of Legend Holdings, one of the largest diversified holding corporations in China, and has been a shareholder of Seine since 2007. Legend Capital focuses on China-related innovation and growth opportunities, and has been investing in the technology sector for the past 15 years.

•	Together, these companies bring a deep knowledge of our industry and our business, strong commercial and strategic relationships, and significant financial resources.

2.	Why did the Consortium acquire Lexmark?

•	Lexmark is a recognized global leader in printing technology, managed print services and enterprise software, with a proven track record of performance, a consistent annuity-based business model and a talented workforce.

•	Lexmark’s workgroup-class laser product offerings are complementary to the Seine Technology Group’s Pantum mid- to low-end laser offerings.

3.	Why was the Consortium the best option for Lexmark once the strategic alternative process was completed?

•	This transaction represents the culmination of an exhaustive six-month strategic alternatives review process by our Board of Directors and the next step in Lexmark’s growth and innovation.

•	The transaction has been unanimously approved by our Board of Directors.

•	At closing, the transaction will provide Lexmark’s shareholders $40.50 per share in cash, representing a 30-percent premium to Lexmark’s undisturbed closing stock price on Oct. 21, 2015.

4.	How will Lexmark benefit from the transaction?

•	With the Consortium’s resources, we will be able to continue to invest in and grow the business to more fully penetrate the Asia Pacific market for hardware, software and services.

•	With the Consortium, we will be able to reach the next level of growth and innovation faster than we could achieve on our own.

•	Apex and Apex parent company Seine have built manufacturing capacity in China for printers and consumables, which will help us optimize our cost structure.

5.	How will the transaction impact our day-to-day operations?

•	Throughout this process we will continue to operate as we always have. In short, it’s business as usual.

•	Today’s announcement is just the first of many steps in the process, as the closing of the transaction is subject to various conditions, including the receipt of required shareholder approval and various domestic and foreign regulatory approvals.

•	We will also maintain our current business strategy and operations, including our existing relationships with our customers and business partners.

•	It is very important that all teams remain focused on continuing to do what we do best – delivering our customers the industry-leading products and innovative solutions they have come to expect from us.

•	Our ISS and ES business divisions, as well as corporate, regional and country operations, are expected to continue unaffected and benefit strategically and financially from the transaction.

6.	Who will lead Lexmark after the transaction closes?

•	Paul Rooke is expected to continue to lead Lexmark as CEO after the transaction closes.

7.	Where will the corporate headquarters for Lexmark be located?

•	Lexmark’s corporate headquarters will remain in Lexington, Kentucky.

8.	Will there be more layoffs now that the strategic alternatives process has been completed?

•	The Consortium shares our belief that Lexmark employees are our most important assets, and over the long term, we expect the transaction to drive exciting growth opportunities for our employees. Further, our ongoing cost-savings initiatives will not be impacted by the transaction.

9.	What can employees expect until the acquisition is closed?

•	Throughout this process we will continue to operate as we always have. In short, it’s business as usual.

•	Today’s announcement is just the first of many steps in the process, as the closing of the transaction is subject to various conditions, including the receipt of required shareholder approval and various domestic and foreign regulatory approvals.

•	We will also maintain our current business strategy and operations, including our existing relationships with our customers and business partners.

•	It is very important that all teams remain focused on continuing to do what we do best – delivering our customers the industry-leading products and innovative solutions they have come to expect from us.

10.	When will the acquisition close?

•	We expect the transaction to close in the second half of 2016, following receipt of the necessary approvals.

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11.	What will it mean to cease being a NYSE-listed company and operate as a part of the Consortium?

•	While our operations will largely remain unchanged, being a private company means our stock will no longer be publicly traded on the New York Stock Exchange following the closing of the transaction. As a private company, we will no longer host our quarterly earnings calls or be subject to the U.S. Security and Exchange Commission requirements of public companies.

•	But for you, it will be business as usual and you should continue to focus on our business goals and deliver our customers the industry-leading products and innovative solutions that they have come to expect from us.

12.	What happens to the Lexmark stock or restricted stock units (RSUs) that I hold?

•	Those of you who own Lexmark stock will receive $40.50 per share in cash for each share you own upon the closing of the transaction, representing a 30-percent premium to the undisturbed closing stock price on Oct. 21, 2015, the date prior to the news of our exploration of strategic alternatives becoming public.

•	If you hold unvested RSUs, they will become fully vested and you will receive $40.50 per share in cash for each RSU upon closing of the transaction.

13.	What is different about being owned by an international consortium including a Chinese company?

•	Chinese businesses continue to play a role of ever-increasing importance in the global economy and have been investing in multinational and U.S.-based businesses for a number of years, generally relying on the existing management teams and employees of the companies they acquire.

•	This transaction is not expected to impact Lexmark’s approach to the markets we serve or our dedication to providing the industry-leading products our customers have come to expect from us; upon close it simply represents a change in our equity ownership.

•	We view this as an exciting opportunity to accelerate our growth and innovation and invest in our future.

14.	Will Lexmark change its name, or the names of ISS or ES?

•	We will keep the Lexmark name and our strategy remains intact.

15.	Will Lexmark be moving or closing offices any time in the foreseeable future?

•	Our ISS and ES business divisions, as well as corporate, regional and country operations, are expected to continue unaffected and benefit strategically and financially from the transaction.

16.	What is the outlook for the Lexington campus in terms of employee count, job focus in the foreseeable future?

•	Lexmark’s headquarters will remain in Lexington following the transaction.

•	We expect very few, if any, Lexmark positions to be impacted by this transaction.

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•	While it is too early to speculate on specific needs, the Consortium shares our belief that Lexmark employees are our most important assets, and over the long term, we expect the transaction to drive exciting growth opportunities for our employees.

17.	How will Lexmark’s benefits, compensation or employee titles be impacted?

•	At this time, our benefits, compensation and employee titles remain the same.

18.	As an employee how does the acquisition by the Consortium affect me?

•	We will continue to operate as we always have and remain committed to our strategy. In short, it is business as usual and you should continue to focus on our business goals and deliver our customers the industry-leading products and innovative solutions that they have come to expect from us.

•	We expect very few, if any, Lexmark positions to be impacted by this transaction.

•	Over the long term, we expect the transaction to create exciting growth opportunities for employees.

19.	After closing is completed, how will the integration process and timeline be managed?

•	Today’s announcement is just the first of many steps in a process, as the closing of the transaction is subject to various conditions, including the receipt of required shareholder approvals and various domestic and foreign regulatory approvals.

•	We will make every effort to ensure that employees are informed about developments as they occur throughout this process.

•	There are many regulatory restrictions on what additional information we can provide. Subject to those restrictions, we will continue to communicate new information to you throughout the process leading up to and beyond the closing.

20.	Will Lexmark operate as a separate business unit or will it report into existing business units related to the Consortium?

•	Lexmark will continue to operate as a separate and independent U.S.-headquartered business and will cooperate with Apex/Seine, which will provide additional flexibility and resources.

•	Our ISS and ES business divisions, as well as corporate, regional and country operations, are expected to continue unaffected and benefit strategically and financially from the transaction.

21.	Are there duplications between Lexmark and any of the Consortium’s technologies, services/offerings?

•	There is very limited duplication in our products and services. Lexmark’s workgroup-class laser product offerings are complementary to the Seine Technology Group’s Pantum mid- to low-end laser offerings.

•	This transaction is not expected to impact Lexmark’s approach to the markets we serve or our dedication to providing the industry-leading products our customers have come to expect from us; upon close it simply represents a change in our equity ownership.

•	We view this as an exciting opportunity to accelerate our growth and innovation and invest in our future.

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22.	What type of future investments will be made in the Lexmark technologies, services/offerings?

•	The new investors support Lexmark’s desire to continue investing in our key strategic areas.

•	As part of the Consortium, Lexmark will be able to reach the next level of growth and innovation, to the benefit of our customers, business partners and suppliers, faster than we could achieve on our own.

23.	How should we communicate this acquisition to our customers, prospects and business partners?

•	Let them know that it’s business as usual and that we do not anticipate any disruptions to our operations. We remain squarely focused on meeting and exceeding their expectations.

•	A communications toolkit will be provided to the global sales force to assist in communicating this acquisition to our customers, prospects and business partners.

24.	What type of customers does the Consortium serve? If the customer base is different, what will happen to how we support and service both companies’ customers?

•	Apex/Seine provides low-end laser products and aftermarket consumables and components.

•	This transaction is not expected to impact Lexmark’s approach to the markets we serve or our dedication to providing the industry-leading products our customers have come to expect from us; upon close it simply represents a change in our equity ownership.

•	However, we expect the transaction will open up new and exciting opportunities to expand our customer base and more fully penetrate the Asian market for hardware, software and managed print services.

25.	How did Lexmark and the Consortium decide that $40.50 per share was the appropriate price?

•	The transaction is the result of an exhaustive six-month strategic alternatives review process undertaken by Lexmark’s Board of Directors, with the assistance of outside advisors, to maximize value for shareholders and unlock the company’s intrinsic value.

•	The $40.50 per share purchase price represents a 30-percent premium over the company’s undisturbed closing stock price on Oct. 21, 2015.

26.	If I get an email or question externally, whom do I push the caller to?

•	Consistent with company policy, please forward any outside inquiries or media calls to Jerry Grasso at 859-232-3546 or Lisa Doctrow at 859-232-1028. Investor calls should be directed to John Morgan at 859-232-5568.

27.	Whom do I contact with questions? Where can I go for more information?

•	We will make every effort to ensure that employees are informed about developments as they occur throughout this process.

•	There are many regulatory restrictions on what additional information we can provide. Subject to those restrictions, we will continue to communicate new information to you throughout the process leading up to and beyond the closing.

Due to SEC rule requirements in this type of transaction, we cannot answer ongoing questions posted on Innovate as we have in the past. We thank you for your understanding as we move through this process.

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Additional Information and Where To Find It

In connection with the proposed transaction, Lexmark will file with the Securities and Exchange Commission (the SEC) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, LEXMARK’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Lexmark files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.lexmark.com. In addition, the proxy statement and other documents filed by Lexmark with the SEC (when available) may be obtained from Lexmark free of charge by directing a request to Lexington International, Inc., Investor Relations Department, One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky 40550, (859) 232-5568.

Participants in the Solicitation

Lexmark and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lexmark shareholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Lexmark’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and its definitive proxy statement for the 2016 annual meeting of shareholders. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.lexmark.com.

Safe Harbor

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Lexmark may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of Lexmark’s shareholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from Lexmark’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of Lexmark to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent Lexmark’s views as of the date on which such statements were made. Lexmark anticipates that subsequent events and

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developments may cause its views to change. However, although Lexmark may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lexmark’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of Lexmark are described in the risk factors included in Lexmark’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which risk factors are incorporated herein by reference.

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Lexmark Going Private

An Exciting Transaction for Lexmark

& Our Stakeholders

April 20, 2016

What We Announced

Lexmark is being acquired by Apex Technology and PAG Asia Capital. Legend Capital is also a member of the Consortium.

The Consortium will acquire all outstanding shares of Lexmark for $40.50 per share or an enterprise value of approximately $3.6 billion, net of cash Represents culmination of an exhaustive six-month review process by our Board and the next step in Lexmark’s growth and innovation Expected to close in the second half of 2016, subject to approval by Lexmark shareholders, foreign and domestic regulatory approvals, and other customary closing conditions

Throughout this process, we will continue to operate as we always have

LEXMARK CONFIDENTIAL

Apex Technology: A Valued Partner

Apex shares our passion for excellence and commitment to innovation and …

Is the largest global aftermarket printer consumables company

Designs, manufactures and markets inkjet and laser cartridge components for remanufacturers and distributors

Zhuhai Seine Technology is the controlling shareholder of Apex and Pantum International, China’s first printer and printing solutions provider

Apex/Seine (strategic investor) along with PAG and Legend Capital (financial sponsors) bring deep knowledge of our industry and our business, strong relationships and significant resources

LEXMARK CONFIDENTIAL

A Stronger Future for Lexmark

Enhances Lexmark’s Focus on Strategic Initiatives

Provides additional flexibility and resources to pursue our strategy

Enables us to reach next level of growth and innovation faster than we could achieve on our own

Strengthens Lexmark’s Access to the Large and Growing Asia Pacific Market

Enhances our presence in China and greater Asia

Brings new distribution channel and relationships across multiple industries in this important market

Enables us to more fully penetrate this market for hardware, software and managed print services

LEXMARK CONFIDENTIAL

Lexmark and Apex/Seine: Stronger Together

Lexmark Strengthens Apex/Seine’s Capabilities

Lexmark is a recognized global leader in printing technology, managed print services and enterprise software, with a proven track record of performance, a consistent annuity-based business model and a talented workforce

Lexmark’s workgroup-class laser product offerings are complementary to Seine’s Pantum low-end laser offerings

Apex/Seine Gives Lexmark Access to In-House Chinese Manufacturing

Apex/Seine has built manufacturing capacity in China for printers and consumables that can potentially help Lexmark reduce costs

LEXMARK CONFIDENTIAL

Committed to Accelerating Lexmark’s Growth and Success

The Consortium expects to retain Lexmark’s current management team and employees to ensure stability and continuity of the businesses and operations

The Consortium has substantial financial resources and supports…

Lexmark’s strategic direction and the core values that have made Lexmark a trusted partner, industry leader and valued corporate citizen

Lexmark’s desire to continue investing in key strategic areas

LEXMARK CONFIDENTIAL

Celebrating Lexmark’s 25-Year History & Looking Ahead to More Success

Together we have built an industry leader across multiple areas, all focused on solving our customers’ business process challenges

~ $2.9B Laser Products business

~ $800M Managed Print Services leadership position

~ $700M run rate Enterprise Software business with expanding margins

Transaction is next step in Lexmark’s growth and transformation

LEXMARK CONFIDENTIAL

Same Lexmark, New Opportunities

What Will be Different

Lexmark will transition to being part of Apex/Seine with added flexibility and resources to pursue our strategy

Expect to accelerate key strategic initiatives to better serve our customers

Expect to provide Lexmark employees with compelling new opportunities to advance career objectives

LEXMARK CONFIDENTIAL

Same Lexmark, New Opportunities

What We Expect Will Stay the Same

Lexmark to remain headquartered in Lexington, Ky., led by Paul Rooke as CEO All lines of business and local and country operations expected to continue unaffected Our brand, vision & values remain intact

We remain committed to the core values that have made Lexmark an industry leader – our trusted relationships with our customers and partners will not change

LEXMARK CONFIDENTIAL

APPENDIX

Additional Information

Additional Information and Where to Find It

In connection with the proposed transaction, Lexmark will file with the Securities and Exchange Commission (the SEC) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, LEXMARK’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES

AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE

PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Lexmark files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.lexmark.com. In addition, the proxy statement and other documents filed by Lexmark with the SEC (when available) may be obtained from Lexmark free of charge by directing a request to Lexington International, Inc., Investor Relations Department, One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky 40550, telephone: 859-232-5568.

Participants in the Solicitation

Lexmark and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lexmark shareholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Lexmark’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and its definitive proxy statement for the 2016 annual meeting of shareholders. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.lexmark.com.

LEXMARK CONFIDENTIAL

Safe Harbor

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Lexmark may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of Lexmark’s shareholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from Lexmark’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of Lexmark to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent Lexmark’s views as of the date on which such statements were made. Lexmark anticipates that subsequent events and developments may cause its views to change. However, although Lexmark may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lexmark’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of Lexmark are described in the risk factors included in Lexmark’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which risk factors are incorporated herein by reference.

LEXMARK CONFIDENTIAL

Lexmark agrees to be acquired by Apex Technology and PAG Asia Capital

Transaction FAQs

1.	Why did the Board of Directors review strategic alternatives?

•	The Board of Directors did not believe that the Company’s share price reflected the intrinsic value created by the company.

•	Following an exhaustive six-month strategic alternatives review process, the Board of Directors unanimously determined that this transaction is in the best interests of shareholders.

•	At closing, the transaction will deliver cash value to our shareholders at a 30% premium to Lexmark’s undisturbed closing stock price on Oct. 21, 2015, the date prior to the news of Lexmark’s exploration of strategic alternatives becoming public.

2.	How did this transaction come about?

•	This all-cash transaction is the result of an exhaustive six-month strategic alternatives review process undertaken by Lexmark’s Board of Directors, with the assistance of outside advisors, to maximize value for shareholders and unlock the Company’s intrinsic value.

•	In connection with the proposed transaction and the related shareholder approval process, Lexmark will be filing a proxy with the SEC in the coming weeks that provides context about the background of the merger and the process undertaken.

3.	Why is this transaction beneficial for shareholders?

•	At closing, the transaction will provide Lexmark’s shareholders $40.50 per share in cash, representing a 30% premium to Lexmark’s undisturbed closing stock price of Oct. 21, 2015.

4.	Have you had contact with other potential buyers as part of the strategic alternatives process?

•	Yes, this was a robust and extensive six-month strategic alternatives review process.

•	Following this process, the Board of Directors unanimously determined that this transaction is in the best interests of shareholders.

•	In connection with the merger and the related shareholder approval process, Lexmark will be filing a proxy with the SEC in the coming weeks that provides context about the background of the merger and the process undertaken.

5.	Why is the Consortium interested in acquiring Lexmark?

•	Lexmark is a recognized global leader in printing technology, managed print services and enterprise software, with a proven track record of performance, an annuity based business model and a talented workforce.

•	With the Consortium, Lexmark will be able to reach the next level of growth and innovation.

6.	How is the Consortium financing the transaction? Is the transaction contingent on financing?

•	The merger will be financed through equity contributions by the Consortium and debt financing.

•	The merger is not subject to a financing condition.

7.	Will Lexmark’s stock continue to be traded on the NYSE after closing?

•	Upon the close of the transaction, which is expected to occur in the second half of 2016, Lexmark’s common stock will cease to be publicly traded on the New York Stock Exchange.

8.	Will Lexmark’s outstanding notes be redeemed upon closing?

•	Under the 2008 and 2013 indentures that govern Lexmark’s outstanding notes, if both a Change of Control and a Rating Event occurs, then Lexmark is required to offer to purchase all outstanding notes at a price equal to 101% of the aggregate principal amount of all notes tendered, plus accrued and unpaid interest up to the date of repurchase. The transaction constitutes a Change of Control and if both Moody’s Investor Services (Moody’s) and Standard & Poor’s Rating Services (S&P) downgrade the rating on the notes to below investment grade, then a Rating Event will be deemed to occur requiring Lexmark to offer to purchase the outstanding notes. Please see the indentures under which the notes were issued, which are publicly filed with the SEC, for more information.

•	The Merger Agreement permits the Buyer to commence and conduct an offer to purchase or exchange any or all of the notes pursuant to the indentures. Any such offer will be made in accordance with the terms of the applicable indentures, and will be consummated substantially simultaneously with or after the closing of the merger. Please see the Merger Agreement and the indentures under which the notes were issued, which are publicly filed with the SEC, for more information.

9.	Is there a break-up fee payable by Lexmark?

•	Under certain circumstances, including terminating the Agreement to accept a Superior Proposal, Lexmark would pay a break fee of $95 million dollars, but please refer to the transaction agreement that we expect to file shortly for further information regarding the transaction terms.

10.	Is there a reverse termination fee payable by the Consortium?

•	Under certain circumstances, including a failure to obtain all necessary approvals in China or a failure to close when all conditions have been satisfied, the Consortium would pay a reverse termination fee of $150 million dollars, but please refer to the transaction agreement that we expect to file shortly for further information regarding the transaction terms.

•	In other certain circumstances, including failure to obtain the Committee on Foreign Investment in the United States (“CFIUS”) approval or certain foreign country antitrust approvals, the Consortium would pay a reverse termination fee of $95 million dollars, but please refer to the transaction agreement that we expect to file shortly for further information regarding the transaction terms.

11.	When do you expect the transaction to close?

•	The transaction is expected to close in the second half of 2016.

12.	What regulatory bodies are required to approve the transaction? Do you expect any required divestitures?

•	The transaction, which is expected to close in the second half of 2016, is subject to regulatory approvals in the U.S., including CFIUS, China and certain foreign jurisdictions, and other customary closing conditions.

•	Competition law approvals are in the following countries: Austria, China, Germany, Mexico, Poland, Russia, Turkey and United States (HSR), but please refer to the transaction agreement that we expect to file shortly for further information regarding the transaction terms.

•	We do not currently anticipate any significant hurdles from regulatory reviews.

13.	Does this transaction require Lexmark shareholder approval?

•	The transaction is subject to approval by Lexmark shareholders.

•	In connection with the merger and the related shareholder approval process, Lexmark will be filing a proxy with the SEC in the coming weeks that provides all the details regarding the shareholder vote.

14.	Who will be CEO?

•	Paul Rooke, Lexmark’s current Chairman and CEO, is expected to continue to lead Lexmark as CEO after the transaction closes.

15.	What about other members of Lexmark’s management team?

•	The Consortium expects to retain Lexmark’s management team and employees to ensure stability and continuity of the business and operations.

16.	What about Lexmark’s board members?

•	After the transaction closes, Lexmark will remain a Delaware corporation and have board members appointed by the Consortium.

17.	Will Lexmark keep its brands and brand name?

•	Lexmark’s brand, vision and values will remain intact.

18.	Will there be any layoffs as a result of this transaction?

•	The Consortium shares Lexmark’s belief that Lexmark employees are an important asset and over the long term, we expect the transaction to drive exciting growth opportunities for our employees. We expect few, if any, Lexmark positions to be impacted by this transaction.

19.	Will any facilities close?

•	The operations of Lexmark’s two business groups, Imaging Solutions and Services and Enterprise Software, as well as the company’s regional and country operations, are expected to continue unaffected and benefit strategically and financially from the transaction.

•	Lexmark’s headquarters will remain in Lexington following the close of the transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, Lexmark will file with the Securities and Exchange Commission (the SEC) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, LEXMARK’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Lexmark files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.lexmark.com. In addition, the proxy statement and other documents filed by Lexmark with the SEC (when available) may be obtained from Lexmark free of charge by directing a request to Lexington International, Inc., Investor Relations Department, One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky 40550, (859) 232-5568.

Participants in the Solicitation

Lexmark and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Lexmark shareholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Lexmark’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and its definitive proxy statement for the 2016 annual meeting of shareholders. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.lexmark.com.

Safe Harbor

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Lexmark may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of Lexmark’s shareholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from Lexmark’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of Lexmark to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent Lexmark’s views as of the date on which such statements were made. Lexmark anticipates that subsequent events and developments may cause its views to change. However, although Lexmark may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lexmark’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of Lexmark are described in the risk factors included in Lexmark’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which risk factors are incorporated herein by reference.